                                                                     Exhibit 4.1

                [Specimen of Class A Common Stock Certificate]

CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

Number                                                                    Shares
------                                                                    ------
                                 FTD.COM INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 30265F 10 3
EITHER IN CHICAGO, IL OR NEW YORK, NY
                                         SEE REVERSE FOR CERTAIN DEFINITIONS AND
                                                       RESTRICTIONS ON TRANSFERS


     THIS CERTIFIES THAT _______________________________ is the owner of FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF FTD.COM INC. (hereinafter and on the back hereof called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and the amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

President                                                              Secretary


Countersigned and Registered:
Harris Trust and Savings Bank
(CHICAGO)
TRANSFER AGENT AND REGISTRAR

By
Authorized Signature
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                           [Reverse of Certificate]

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such powers, preferences and/or rights. Any such statement request should be addressed to the Secretary of FTD.COM INC., 3113 Woodcreek Drive, Downers Grove, Illinois 60515 or to the Transfer Agent named on the face of this Certificate.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common                 UNIF GIFT MIN ACT-______Custodian______
TEN ENT- as tenants by the entireties                           (Cust)        (Minor)
JT TEN-  as joint tenants with right
         of survivorship and not as tenants      Under Uniform Gifts to Minors
         in common                               Act _________________
                                                         (State)

     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE________
_____________________________________________________________________________
            Please print or typewrite name and address of Assignee

Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -----------------
                            X
                            ----------------------------------------------------
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:
                        --------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.